Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated December 13, 2019

Important Notice Regarding Changes in Fund Name, Investment Strategy and Fees for Invesco Oppenheimer Global Multi-Asset Growth Fund

The purpose of this supplement is to provide you notice of changes to the current Prospectuses and Statement of Additional Information (“SAI”) of Invesco Oppenheimer Global Multi-Asset Growth Fund. You should read this supplement in conjunction with the Summary Prospectus, Statutory Prospectus and SAI and retain it for future reference.

On December 10, 2019, the Board of Trustees (the “Board”) of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”) approved changes to the name, principal investment strategies and management fees of Invesco Oppenheimer Global Multi-Asset Growth Fund’s (the “Fund”) in connection with repositioning the Fund as an international equity fund, effective on or about February 28, 2020. Shareholders of the Fund should be aware that, in connection with the Fund’s repositioning, the changes outlined below will be effectuated and the Fund will transition from a global multi-asset fund that invests in a broad range of equity securities, debt securities and other types of investments to a Fund that invests primarily in a broad range of international equity securities and derivatives. This supplement describes these changes and the corresponding additional risks. Due to the repositioning, the Fund may experience a higher than normal portfolio turnover rate, which may result in increased transaction costs and increased capital gain distributions to shareholders.

Accordingly, effective on or about February 28, 2020, the Fund’s Summary and Statutory Prospectuses and SAI will be revised to reflect the following:

1.	The Fund will be renamed “Invesco Advantage International Fund.”

2.	The contractual management fee for the Fund will be lowered as indicated below, all based on the Fund’s average daily net assets:

First $500 million	0.49%
Next $500 million	0.47%
Next $4 billion	0.44%
Over $5 billion	0.42%

3.

The following or similar information regarding the Fund’s new strategy will replace in its entirety similar information appearing in the strategies sections of the Fund’s Summary and Statutory Prospectuses:

“The Fund seeks to achieve its investment objective by investing primarily in a broad range of international equity securities and other types of investments, including derivatives. Invesco Advisers, Inc.’s (Invesco or the Adviser) Global Asset Allocation (GAA) Team evaluates market conditions on at least a monthly basis to determine the portfolio’s investments that the team expects to perform well based on an evaluation of the market environment. As part of its evaluation, the GAA Team considers, among other things, certain factors such as earnings quality and profitability, price momentum, valuation metrics, market capitalization and historical volatility. The GAA Team may also consider one or more factor indices when determining the Fund’s exposure to a particular factor.

The Fund may invest without limit in all types of equity securities, including common stock, preferred stock, convertible securities, rights and warrants, depositary receipts, and other securities or instruments whose prices are linked to the value of common stock. The Fund may gain exposure to equity investments through listed and over-the-counter options.

There are no restrictions on where the Fund may invest geographically or on the amount of the Fund’s assets that can be invested in foreign securities, including with respect to securities of issuers in developing and emerging markets. Under normal market conditions, the Fund will invest in securities of issuers located in different countries throughout the world. The Fund normally invests in securities of issuers located in at least three countries outside the United States. The Fund may invest in securities denominated in U.S. dollars or local foreign currencies. The Fund does not limit its investments to issuers in a particular market capitalization range and at times may invest a substantial portion of its assets in one or more particular market capitalization ranges.

The Fund may also invest in the securities of other investment companies, including exchange-traded funds (ETFs), subject to any limitations imposed by the Investment Company Act of 1940 or any exemptive relief therefrom, in order to obtain exposure to the asset classes, investment strategies and types of securities it seeks to invest in. These may include investment companies that are sponsored and/or advised by the Adviser or an affiliate, as well as non-affiliated investment companies.

The Fund may use leverage through the use of derivatives, borrowing and other leveraging strategies in an attempt to enhance the Fund’s returns. Leverage occurs when the investments in derivatives create greater economic exposure than the amount invested. Using derivatives often allows the portfolio managers to implement their views more efficiently and to gain more exposure to an asset class than investing in more traditional assets such as stocks would allow. The Fund may also use derivatives to seek income or capital gain, to hedge market risks or hedge against the risks of other investments, to hedge foreign currency exposure, or as a substitute for direct investment in a particular asset class, investment strategy or security type. The Fund’s use of derivatives may involve the purchase and sale of futures, equity index futures, options (including writing (selling) put and call options on equities, equity indices and ETFs), forward foreign currency contracts and other related instruments and techniques. The Fund may also use other types of derivatives that are consistent with its investment objective and investment strategies. The Fund can borrow money to purchase additional securities, another form of leverage. Although the amount of borrowing will vary from time to time, the amount of leveraging from borrowings will not exceed one-third of the Fund’s total assets. The Fund can take long positions in investments that are believed to be undervalued and short positions in investments that are believed to be overvalued or which are established for hedging purposes, including long and short positions in equities and equity-sensitive convertibles, derivatives or other types of securities.

The Fund’s overall long or short positioning can vary based on market and economic conditions, and the Fund may take both long and short positions simultaneously. The Fund can seek to take advantage of arbitrage opportunities in equity, currency and currency prices and market volatility.

The Fund may hold significant levels of cash and cash equivalent instruments, including affiliated money market funds, as margin or collateral for the Fund’s obligations under derivatives transactions. The Fund’s portfolio managers consider selling a security or other investment, or covering a short position, (1) for risk control purposes, (2) when its income or potential for return deteriorates or (3) when it otherwise no longer meets Invesco’s investment selection criteria. The Fund may engage in active and frequent trading of portfolio securities.”

4.

The risk sections of the Fund’s Summary and Statutory Prospectuses will be updated to emphasize certain risks related to the new strategy, including those related to derivatives and related cash collateral, and to remove certain risks that correspond with changes to the Fund’s principal investment strategies, including, but not limited to, “Asset Allocation Risk,” “Risks of Growth Investing,” “Risks of Investing in Debt Securities,” “Fixed-Income Market Risks,” “Risks of Below-Investment-Grade Securities,” “Risks of Exchange-Traded Notes (ETNs),” “Risks of Sovereign Debt,” “Risks of Mining & Metal Industry Securities,” “Risks of Investing in Gold Bullion,” “Risks of Investing in Gold ETFs,” “Risks of Commodity-Linked Investments,” and “Risks of Investments in the Fund’s Wholly-Owned Subsidiary.”

5.	The Fund will change its broad based and style-specific benchmark index to the MSCI All Country World ex-U.S. Index.

6.	Disclosure regarding the Fund’s investment through a wholly-owned Cayman subsidiary, and the related risks, will be removed.

7.

The Fund’s expense limitation agreement will be amended to reflect that the Fund’s Adviser has contractually agreed to reduce the Fund’s existing expense limits. Under the amended expense limitation agreement, the Fund’s Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.85%, 1.60%, 1.10%, 0.60%, 0.60% and 0.60%, respectively, of the Fund’s average daily net assets through May 31, 2021.

A revised Summary Prospectus, Statutory Prospectus and SAI that reflect these changes will be available once the repositioning is effective.